Exhibit 99.2

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”), is entered into as of this 24th day of February 2010, by and between Imperial Petroleum, Inc. (“Imperial” or Buyer”) a Nevada corporation having its principal place of business located at 329 Main Street, Suite 801, Evansville, IN 47708 and e-biofuels, LLC (“e-biofuels”) an Indiana limited liability corporation located at 710 Norfleet Drive, Middletown, IN 47356 and the e-biofuels Shareholders (“e-biofuels Shareholders”), as identified on Exhibit “A” attached hereto and made a part hereof. (The e-biofuels shareholders and e-biofuels are collectively referred herein as “Seller” or “Sellers”.) Buyer and Seller(s) are sometimes collectively referred to herein as the “Parties” and individually as the “Party.”

W I T N E S S E T H:

WHEREAS, e-biofuels is the owner of that certain facility, equipment, interests, licenses and assets comprising those properties primarily located at 710 Norfleet Drive, Middletown, Indiana and used in the operation of its biofuels business; and

WHEREAS, the e-biofuels Shareholders are the sole owners of partnership and equity interests in e-biofuels; and

WHEREAS, the e-biofuels Shareholders desire to sell, transfer and assign to Imperial, or its permitted assignees, all of their right, title and interest in and to the partnership and equity interests in e-biofuels comprising the “e-biofuels Shares”; and

WHEREAS, the Board of Directors of e-biofuels and the Board of Directors of Imperial deem it in the best interests of each and their respective shareholders to complete the transaction herein contemplated;

NOW, THEREFORE, in consideration of the promises and of the mutual agreements, provisions, covenants, representations and warranties herein contained, the Parties hereto hereby agree as follows:

1. Purchase and Sale of Partnership Interests in e-biofuels.

1.01 Purchase and Sale. On and subject to the terms and conditions of this Agreement, Imperial agrees to purchase from the
e-biofuels Shareholders and the e-biofuels Shareholders agree to sell, transfer, convey and deliver to Imperial, all of the e-biofuels Shareholders’ right, title and interest in and to the partnership and equity interests of e-biofuels (“e-biofuels Shares”) such that at Closing, Imperial shall be vested with ownership of 100% of the equity and partnership interests of e-biofuels such that at Closing, e-biofuels shall become a 100% wholly-owned subsidiary of Imperial.

1.02 Purchase Price. Imperial agrees to purchase or cause to be purchased the e-biofuels Shares from the e-biofuels Shareholders at Closing in exchange for a total consideration as follows:

(a) A total of two million (2,000,000) shares of the restricted common stock of Imperial (“Imperial Shares”); and

(b) Convertible Promissory Notes issued to the e-biofuels Shareholders in the total amount of $3.75 million as provided in Exhibit “B” attached hereto and made a part hereof.

Together the Imperial Shares and the Convertible Promissory Notes are referred to herein from time-to-time as the “Securities”.

1.03 Closing. Subject to the terms and provisions of this Agreement, the Closing of the transactions contemplated by this Agreement will be at 10:00 a.m. at the offices e-biofuels, LLC at 710 Norfleet Drive, Middletown, IN 47356, on or before, March 31, 2010, or at such earlier or later date or such other place or in such other manner as shall be mutually agreed upon by Imperial and e-biofuels. The date and time at which the Closing takes place is sometimes referred to herein as the “Closing” or “Closing Date.”

2. Representations and Warranties of Imperial.

Imperial represents and warrants to e-biofuels and the e-biofuels Shareholders that the statements contained in this Section 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

2.01 Organization, Qualification and Corporate Power. Imperial is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Imperial is duly qualified to conduct business and is in good standing under the laws of the jurisdictions in which it conducts business.

2.02 Authority. Imperial has all requisite corporate power and authority to execute and deliver this Agreement and all agreements, instruments and documents to be executed and delivered by Imperial hereunder, to consummate the transactions contemplated hereby and to perform all terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Imperial and all agreements, instruments, and documents to be executed and delivered by Imperial hereunder, the performance by Imperial of all the terms and conditions hereto to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Imperial, and no other corporate proceedings of Imperial are necessary with respect thereto. All persons who have executed and delivered this Agreement, and all persons who will execute and deliver the other agreements, documents and instruments to be executed and delivered by Imperial hereunder, have been duly authorized to do so by all necessary actions on the part of Imperial. This Agreement constitutes, and each other agreement and instrument to be executed by Imperial hereunder, when executed and delivered by Imperial, will constitute, the valid and binding obligation of Imperial enforceable against it in accordance with its terms.

2.03 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any federal, state or local government, governmental agency or court to which Imperial is subject or any provision of its Certificate of Incorporation, Bylaws or Board of Directors or stockholder resolutions of Imperial or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which Imperial is a party or by which it is bound or to which any of its assets is subject or result in the imposition of any security interest upon any of its assets. Imperial is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any federal, state or local government, governmental agency, bank, financial institution or other person or entity which has not been given or obtained in order for Imperial to consummate the transactions contemplated by this Agreement.

2.04 Representation. Imperial represents and warrants that in making the decision to acquire the e-biofuels Shares, it has relied upon its own independent investigations and the independent investigations by its representatives, including its own professional legal, tax, and business advisors, and that Imperial and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from e-biofuels.

3. Representations and Warranties of e-biofuels Shareholders.

The e-biofuels Shareholders, jointly but not severally, represent and warrant to Imperial that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date. All of the representations of this Section 3 are qualified by the attached Disclosure Schedule and attachments thereto set forth as Exhibit “D” attached hereto and made a part hereof.

3.01 Authority. Each of the e-biofuels Shareholders has all requisite power and authority to execute and deliver this Agreement and all agreements, instruments and documents to be executed and delivered by each of the e-biofuels Shareholders hereunder, to consummate the transactions contemplated hereby and to perform all terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by each of the e-biofuels Shareholders and all agreements, instruments, and documents to be executed and delivered by each of the e-biofuels Shareholders hereunder, the performance by each of the e-biofuels Shareholders of all the terms and conditions hereto to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved. This Agreement constitutes, and each other agreement and instrument to be executed by each of the e-biofuels Shareholders hereunder, when executed and delivered by each of the e-biofuels Shareholders, will constitute, the valid and binding obligation of each of the e-biofuels Shareholders enforceable against it in accordance with its terms.

3.02 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any federal, state or local government, governmental agency or court to which each of the e-biofuels Shareholders is subject or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which each of the e-biofuels Shareholders is a party or by which it is bound or to which any of its assets is subject or result in the imposition of any security interest upon any of its assets. Each of the e-biofuels Shareholders is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any federal, state or local government, governmental agency, bank, financial institution or other party in order for each of the e-biofuels shareholders and Imperial to consummate the transactions contemplated by this Agreement.

3.03 Title. The e-biofuels Shares are being transferred pursuant to this Agreement to Imperial without title warranty, either express or implied, except for acts arising by, through or under each of the e-biofuels Shareholders and except as otherwise provided in this Agreement. The e-biofuels Shareholders have not received or been notified of any adverse claims against the e-biofuels Shares, except as disclosed to Imperial, and upon the Closing Date, each of the e-biofuels Shareholders will transfer the e-biofuels Shares free and clear of any liens, claims, mortgages, security interests, pledges, encumbrances or restrictions on transfer of any kind or nature. Any mortgages, security interests, pledges, encumbrances or restrictions on transfer relating to the e-biofuels Shares held by any Lender of e-biofuels will be released at Closing.

3.04 Representation. Each of the e-biofuels Shareholders represents and warrants that in making the decision to sell the e-biofuels Shares and acquire the Imperial Shares and Convertible Promissory Notes (collectively the “Securities”), it has:

(a) relied upon its own independent investigations and the independent investigations by its representatives, including its own professional legal, tax, and business advisors, and that Imperial and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from e-biofuels and from Imperial.

(b) Realizes that the Company has incurred substantial losses since its inception and must raise additional funds to support its operations and to launch products essential to its longer-term viability.

(c) Realizes and accepts the personal financial risk attendant to the fact that purchase of the Securities represents a speculative investment involving a high degree of risk, and should not be purchased by any persons not prepared to lose his entire investment.

(d) Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities, and can afford to hold the Securities indefinitely.

(e) Realizes that there will be no market for the Securities, and that there are significant restrictions on the transferability of such Securities.

(f) Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws (the “State Laws”), and they may be sold only pursuant to registration under the Act and State Law, or an opinion of counsel that such registration is not required.

(g) Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Securities).

(h) Realizes that (a) there are substantial restrictions on the transfer of the Securities; (b) there is not currently a public market for the Securities, and it is unlikely that in the future there will exist a public market for the Securities, and accordingly, for the above and other reasons, the e-biofuels Shareholders may not be able to liquidate an investment in such Securities for an indefinite period.

3.05 Investment Intent

The e-biofuels Shareholders have been advised that the Securities have not been registered under the Act or relevant State Laws but are being offered, and will be offered, and sold pursuant to exemptions from the Act and State Laws, and that the Company’s reliance upon such exemptions is predicated in part on the representations of the e-biofuels Shareholders contained herein. The e-biofuels Shareholders represent and warrant that the Securities are being purchased for their own account, for long term investment and without the intention of reselling or redistributing the Securities; that the

e-biofuels Shareholders have made no agreement with others regarding any of the Securities; and that the e-biofuels Shareholders’ financial condition is such that it is not likely that it will be necessary for the e-biofuels Shareholders to dispose of any of the Securities in the foreseeable future. The e-biofuels Shareholders are aware that (1) there is no public market for the Securities and that in the view of the Securities and Exchange Commission a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (2) the transferability of the Securities is restricted and (a) requires the written consent of the Company, and (b) will be further restricted by a legend placed on the certificate(s) representing the Securities containing substantially the following language:

The securities represented by this certificate have not been registered under either the Securities Act of 1933 or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering such securities, or the Company receives an opinion of counsel acceptable to the Company stating that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.

The e-biofuels Shareholders further represent and agree that if contrary to the e-biofuels Shareholders’ foregoing intentions, the e-biofuels Shareholders should later desire to dispose of or transfer any of the Securities in any manner, the e-biofuels Shareholders shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Act and applicable State Laws, or (ii) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities except as explicitly provided by written agreement).

4. Representations and Warranties Concerning e-biofuels.

e-biofuels represents and warrants to Imperial that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date. All of the representations of this Section 4 are qualified by the attached Disclosure Schedule and attachments thereto set forth as Exhibit “D” attached hereto and made a part hereof.

4.01 Organization, Qualification and Corporate Power. e-biofuels is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Indiana. e-biofuels is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. e-biofuels has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

4.02 Authority. e-biofuels has all requisite power and authority to execute and deliver this Agreement and all agreements, instruments and documents to be executed and delivered by e-biofuels hereunder, to consummate the transactions contemplated hereby and to perform all terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by e-biofuels and all agreements, instruments, and documents to be executed and delivered by e-biofuels hereunder, the performance by e-biofuels of all the terms and conditions hereto to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of e-biofuels, and no other corporate proceedings of e-biofuels are necessary with respect thereto. All persons who have executed and delivered this Agreement, and all persons who will execute and deliver the other agreements, documents and instruments to be executed and delivered by e-biofuels hereunder, have been duly authorized to do so by all necessary actions on the part of e-biofuels. This Agreement constitutes, and each other agreement and instrument to be executed by e-biofuels hereunder, when executed and delivered by e-biofuels, will constitute, the valid and binding obligation of e-biofuels enforceable against it in accordance with its terms.

4.03 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any federal, state or local government, governmental agency or court to which e-biofuels is subject or any provision of its Certificate of Incorporation, Bylaws or Board of Directors or stockholder resolutions or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which e-biofuels is a party or by which it is bound or to which any of its assets is subject or result in the imposition of any security interest upon any of its assets. e-biofuels is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any federal, state or local government, governmental agency, bank, financial institution or other party in order for e-biofuels and Imperial to consummate the transactions contemplated by this Agreement.

4.04 Title. The e-biofuels Shares are being transferred pursuant to this Agreement to Imperial without title warranty, either express or implied, except for acts arising by, through or under the e-biofuels Shareholders and except as otherwise provided in this Agreement. e-biofuels has not received or been notified of any adverse claims against the e-biofuels Shares, except as disclosed to Imperial, and upon the Closing Date, the e-biofuels Shares will be transferred free and clear of any liens, claims, mortgages, security interests, pledges, encumbrances or restrictions on transfer of any kind or nature. Any mortgages, security interests, pledges, encumbrances or restrictions on transfer relating to the e-biofuels Shares held by any Lender will be released at Closing.

4.05 Permits. e-biofuels has obtained all Permits required to own and operate the its business; all such Permits are in full force and effect; and no violations exist there under. No proceeding is pending and e-biofuels has not received any notice of and has no knowledge of any threatened proceeding relating to the revocation, termination or modification of any Permit affecting the operation and conduct of its business.

4.06 Governmental Approvals. e-biofuels has not received any notification of a required consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental authority (including, without limitation, any department, bureau or agency), required to be obtained or made in connection with the execution and delivery of this Agreement by e-biofuels or the consummation by e-biofuels of the transactions contemplated hereby the failure of which to obtain would have a material adverse affect on the operation or conduct of the business of e-biofuels, Imperial or the ability of Imperial to own the e-biofuels Shares or operate the business of e-biofuels. e-biofuels has not received any demands from the Indiana Department of Natural Resources, the Indiana Department of Environmental Quality, the Environmental Protection Agency, or any similar body having jurisdiction over similar operations within the State of Indiana, to abandon, repair, or otherwise alter the present operations of e-biofuels.

4.07 Tax Matters. There is no dispute or claim concerning any federal, state or local tax liability either (a.) claimed or raised by any authority in writing or (b.) as to which e-biofuels, or any of the directors and officers (and employees responsible for tax matters) of e-biofuels or any affiliate of e-biofuels have knowledge. e-biofuels has paid all of its outstanding tax obligations in each jurisdiction where such obligation has been incurred on a timely basis. There are no audits or examinations pending or presently being conducted by any taxing jurisdiction or regulatory authority.

4.08 Litigation. There is no litigation and there are no arbitration proceedings or governmental proceedings, suits or investigations pending, instituted or, to the best knowledge of e-biofuels, threatened against e-biofuels. e-biofuels has not received any notifications or charges from any federal, state, or local governmental authority involving occupational safety and health or water quality or other environmental matters. e-biofuels has not received any notice that it has been charged with any violation of, or threatened with a charge of a violation of, any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation (collectively, “Legal Requirements”), which violation might reasonably be expected to have a material adverse affect on the operations or the business of e-biofuels, and to the knowledge of e-biofuels, no third party has been charged with any such violation that might reasonably be expected to have a material adverse affect on the operations or business of e-biofuels.

4.09 Environment, Health and Safety. There are no claims and e-biofuels is not aware of the potential for any claims arising out of environmental issues related to the operation or business of e-biofuels.

4.10 Legal Compliance. e-biofuels has not violated any Legal Requirements and e-biofuels is not aware of any issues or claims relating to legal compliance, including any potential liabilities, associated with environmental, health or safety laws that would have a material affect on the operations or business of e-biofuels.

4.11 Foreign Person. e-biofuels is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), Section 1445 and 7701 (i.e., e-biofuels is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated there under). e-biofuels does not own any foreign bank accounts or offshore accounts of any kind.

4.12 Lease Obligations. With respect to any leases of real property held by e-biofuels all royalties, rentals and other payments due in respect thereof have been timely paid and all other conditions necessary to keep such leases in full force and effect during their term have been fully performed.

4.13 Marketing of Production; Suspended Funds.

(a.) e-biofuels has not received any advance, “take-or-pay,” or other similar payments under production sales contracts that will entitle the purchasers to “make-up” or otherwise receive deliveries of products at any time after the Closing Date without paying at such time the full market price there for, nor has e-biofuels received any payments with respect to, or in lieu of or in satisfaction for any take-or-pay obligations of purchasers of e-biofuels’s products deliverable under any contracts covering any of the operations or business.

(b.) e-biofuels has not received prior to the Closing Date payments for products which are currently subject to refund.

(c) e-biofuels does not have any contracts that are subject to any (i) dedication under product sales contracts with terms in excess of 31 days, (ii) feedstock agreements not terminable without cause on 30 days advance written notice or (iii) calls on, or preferential rights to purchase products there from.

(d) e-biofuels is not, and is not required to be, holding any funds in suspense that are attributable to its operations or business.

4.14 Preferential Rights and Restrictions on Assignment. None of the leases or contracts used in the operations or business of e-biofuels are subject to any preferential rights to purchase or restrictions on assignment, including, but not limited to, requirements for consents from third parties to any assignment.

4.15 Equipment. None of the equipment included in or used in the operations and business of e-biofuels is subject to any royalties, share of production or other such payments. e-biofuels does not lease any equipment under any lease agreements that cannot be terminated with 30 days notice.

4.16 Disclosure. The representations and warranties contained in this Section 4 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this Section 4 not misleading.

4.17 Representation. e-biofuels has relied upon its own independent investigations and the independent investigations by its representatives, including its own professional legal, tax, and business advisors and has had the opportunity to ask questions and receive answers from Imperial.

5. Survival.

5.01 Survival. All of the representations, warranties, covenants and agreements of e-biofuels and the e-biofuels Shareholders contained in this Agreement and the representations of Imperial contained in this Agreement shall survive for a period of one year after the Closing except to the extent provided otherwise herein.

6. Conduct and Transactions prior to and after Closing.

6.01 Covenants of e-biofuels. Between the date of this Agreement and the Closing Date or, if earlier termination of this Agreement:

(a) e-biofuels agrees to give Imperial its agents and representatives, full access to the operations and business of e-biofuels and all of e-biofuels’s premises and books and records relating to its operation, and to furnish Imperial with such financial, title and operating data and other information with respect to the operations and business of e-biofuels and its ownership as Imperial shall from time to time request; provided, however, that any such investigation shall not affect any of the representations and warranties of e-biofuels hereunder; and provided further, that any such investigation shall be conducted in such manner as not to interfere unreasonably with the operation of the business of e-biofuels. e-biofuels agrees to furnish to Imperial any studies, reviews, title reviews or other material useful to Imperial in its review of the operations and business of e-biofuels that are in its possession, subject to adequate protection for any confidentiality provisions of any agreements affecting such documents. In the event of termination of this Agreement, Imperial will return to e-biofuels all documents, work papers, and other material obtained from e-biofuels in connection with the transactions contemplated hereby, and in the event of termination of this Agreement, Imperial will, for a period of one (1) year from the date of execution of this Agreement, keep confidential, as provided below, any information obtained pursuant to this Agreement unless such information is ascertainable from public or published information or trade sources or is available to Imperial from a source other than e-biofuels or is independently acquired or developed by Imperial or is required by law or applicable stock exchange regulation to be disclosed. If the obligation to keep information confidential pursuant to the preceding sentence arises, Imperial shall use at least the same degree of care to safeguard and to prevent disclosure or dissemination of the confidential information as Imperial employs to avoid unauthorized disclosure or dissemination of its own information (or information of its customers) of a similar nature, but in no case less than reasonable care.

(b) e-biofuels will conduct its business only in the ordinary course. e-biofuels will not conduct any expansions of or modifications to its existing process facilities requiring the expenditure of an amount greater than $250,000 without providing notice of and appropriate documentation to Imperial in writing prior to the commencement of such operation.

(c) e-biofuels will: (i) promptly notify Imperial of the receipt of any written notice or written claim of any termination or cancellation, or written threat of termination or cancellation, of any agreements, leases or permits that would have a material impact or affect on its business or operations; (ii) promptly notify Imperial of any action, suit, proceeding, claim or investigation which is threatened or commenced against e-biofuels which relates to or affects in any respect the ownership or operation of the business of e-biofuels after the Closing of this Agreement or the transactions contemplated thereby; (iii) promptly notify Imperial of any condition or circumstance occurring from the date hereof up to and including the Closing Date that would cause the representations and warranties of e-biofuels contained herein to become untrue; and (iv) cooperate with Imperial to effect an orderly transition of the ownership and operation of the business of e-biofuels and use its best efforts to protect the relationships with e-biofuels’s existing customers and suppliers relating to its ongoing business.

(d) e-biofuels will not, directly or indirectly, seek, solicit or entertain competitive offers to purchase the e-biofuels Shares, or otherwise discuss the sale of the e-biofuels shares with any party other than Imperial, its lenders or its customers and suppliers on a need-to-know basis.

6.02 Bulk Sales Law. Imperial waives compliance by the e-biofuels Shareholders with the bulk sales law, if applicable, in the states having jurisdiction in connection with the sale of e-biofuels Shares contemplated by this Agreement. The e-biofuels Shareholders hereby agree to indemnify and hold Imperial harmless from and against all losses, damages and expenses incurred by Imperial as a result of such noncompliance. This indemnification provision shall survive for a period of five (5) years following the Closing Date.

6.03 Consents. Prior to Closing, e-biofuels, the e-biofuels Shareholders and Imperial shall each use their or its respective commercially reasonable efforts to obtain the consent or approval of each person (including any federal, state or local governmental authority) whose consent or approval shall be required in order to permit Imperial, e-biofuels or the e-biofuels Shareholders, as the case may be, to consummate the transactions contemplated by this Agreement.

7. Conditions to Closing.

7.01 Conditions to Obligations of Imperial. The obligation of Imperial to effect the Closing of the transactions contemplated by this Agreement shall be subject to the following conditions:

(a) e-biofuels shall have furnished Imperial a certificate of an officer, dated the Closing Date, certifying on behalf of E-biofuels that the conditions set forth in Section 6.01(b) and (c) have been fulfilled.

(b) Except to the extent waived hereunder, (i) the representations and warranties of e-biofuels and the e-biofuels Shareholders contained herein shall be true and correct in all material respects at the Closing Date with the same effect as though made at such time; and (ii) e-biofuels and the e-biofuels Shareholders shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied by it prior to the Closing Date.

(c) e-biofuels and the e-biofuels Shareholders shall have obtained and delivered to Imperial all consents and releases required to consummate the transactions contemplated by this Agreement, including releases executed by any Lender of all mortgages, deeds of trust, financing statements or other documents or instruments creating or perfecting liens or security interests in favor of such Lender and of all restrictive or negative covenants in favor of such Lender relating to the e-biofuels Shares. e-biofuels shall provide to Imperial the consent by each to the consummation of the transactions and change of control of e-biofuels contemplated herein without modification in any material manner to any existing loan agreements or other credit facilities of e-biofuels.

(d) There shall not have occurred (i) any material adverse change in the business, properties, results of operations or financial condition of e-biofuels, or (ii) any loss of or damage to any of the facilities or equipment (whether or not covered by insurance) of e-biofuels which will materially affect or impair the ability of e-biofuels to conduct its operations or business in a manner similar to past practices.

(e) All statutory requirements for the valid consummation by e-biofuels and the e-biofuels Shareholders of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals of all federal, state or local governmental agencies and authorities required to be obtained in order to permit consummation by e-biofuels or the e-biofuels Shareholders of the transactions contemplated by this Agreement and to permit the business now or previously carried on by e-biofuels to continue unimpaired to any material degree immediately following the Closing Date shall have been obtained. Between the date of this Agreement and the Closing Date, no governmental agency, whether federal, state or local, shall have instituted (or threatened to institute) an investigation or other proceeding which is pending at the Closing Date relating to the transactions contemplated by this Agreement and between the date of this Agreement and the Closing Date no action or proceeding shall have been instituted or, to the knowledge of e-biofuels, shall have been threatened by any party (public or private) before a court or other governmental body to restrain or prohibit the transactions contemplated by this Agreement or to obtain damages in respect thereof.

(f) Imperial shall be satisfied, in its sole discretion, with the results of its due diligence investigation of the operations and business of e-biofuels, including but not limited to (i) the operational and environmental conditions and (ii) title.

7.02 Conditions to Obligations of e-biofuels. The obligation of e-biofuels to effect the Closing of the transactions contemplated by this Agreement shall be subject to the following conditions:

(a) Imperial shall have furnished e-biofuels a certificate of an officer, dated the Closing Date, certifying on behalf of Imperial that the conditions set forth in Section 6.02(b) and (c) have been fulfilled.

(b) Except to the extent waived hereunder, (i) the representations and warranties of Imperial contained herein shall be true in all material respects at the Closing Date with the same effect as though made at such time; and (ii) Imperial shall have performed all material obligations and complied with all material covenants required by this Agreement to be performed or complied with by it prior to the Closing Date.

(c) All statutory requirements for the valid consummation by Imperial or its permitted assignees of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit consummation by Imperial or its permitted assignees of the transactions contemplated by this Agreement shall have been obtained. Between the date of this Agreement and the Closing Date, no governmental agency, whether federal, state or local, shall have instituted (or threatened to institute) in a writing directed to Imperial or any of its subsidiaries, an investigation which is pending at the Closing Date relating to the transactions contemplated by this Agreement and between the date of this Agreement and the Closing Date no action or proceeding shall have been instituted or, to the knowledge of Imperial, shall have been threatened by any party (public or private) before a court or other governmental body to restrain or prohibit the transactions contemplated by this Agreement or to obtain the damages in respect thereof.

8. Actions at Closing.

8.01 Transactions at the Closing. At the Closing the following events shall occur, each event under the control of one party hereto being a condition precedent to the events under the control of the other party, and each event being deemed to have occurred simultaneously with the other events.

8.02 Deliveries by Imperial. At Closing, Imperial will deliver or cause to be delivered:

(a) To e-biofuels, a Certificate of Incumbency containing signatures of officers of Imperial;

(b) To e-biofuels, the Officers Certificate referred to in Section 7.02(a);

(c) To the e-biofuels Shareholders, stock certificates representing in aggregate, two million (2,000,000) shares of the restricted common stock of Imperial. The e-biofuels Shareholders shall provide Imperial not less than five business days before the Closing Date with an allocation of shares between the e-biofuels Shareholders and addresses for each such shareholder to receive a stock certificate;

(d) To the e-biofuels Shareholders, Convertible Promissory Notes in the form attached hereto as Exhibit “B”, executed by Imperial in an aggregate amount of $3.5 million. The e-biofuels Shareholders shall provide Imperial not less than five business days before the Closing Date with an allocation of amounts between the e-biofuels Shareholders and addresses for each such shareholder to receive a Convertible Promissory Note;

8.03 Deliveries by e-biofuels and the e-biofuels Shareholders. At Closing e-biofuels and the e-biofuels Shareholders will deliver to Imperial, as applicable:

(a) Assignments, Bills of Sale and Conveyance documents in the form of Exhibit “C” and such other bills of sale, deeds, assignments, certificates of title, and other instruments of transfer, assignment and conveyance as Imperial shall reasonably request to vest in Imperial good and marketable title to the e-biofuels Shares and any equipment thereon;

(b) A Certificate of Incumbency containing signatures of officers of e-biofuels;

(c) The Officers Certificate referred to in Section 7.01(a);

(d) A certification of non-foreign status in the form prescribed by Treasury Regulation Section 1.1445-2(b)(2).

(e) Releases or consents, as required, executed by all Lenders of e-biofuels as required under the various loan agreements and credit facilities, to the transactions contemplated herein and in particular to the change of control of ownership of e-biofuels; and

(f) Releases or consents to the assignment of the e-biofuels Shares from any and all Lenders and releases of all mortgages, deeds of trust, financing statements or other documents or instruments creating or perfecting liens or security interests in favor of any Lender and of all restrictive or negative covenants in favor of any Lender relating to the e-biofuels Shares.

9. Termination.

9.01 Termination of the Agreement. The Parties may terminate this Agreement as provided below:

(a) Imperial and the e-biofuels Shareholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

(b) Imperial may terminate this Agreement by giving written notice to the e-biofuels Shareholders on or before the Closing Date if Imperial is not satisfied, in its sole discretion, with the results of its continuing business, legal and accounting due diligence regarding e-biofuels;

(c) Imperial may terminate this Agreement by giving written notice to the e-biofuels Shareholders at any time prior to the Closing (i) in the event e-biofuels or the e-biofuels Shareholders have breached any representation, warranty or covenant contained in this Agreement in any material respect.

(d) The e-biofuels Shareholders may terminate this Agreement by giving written notice to the Imperial on or before the Closing Date if the e-biofuels Shareholders are not satisfied, in their sole discretion, with the results of their continuing business, legal and accounting due diligence regarding Imperial;

(e) The e-biofuels Shareholders may terminate this Agreement by giving written notice to Imperial at any time prior to the Closing (i) in the event Imperial has breached any representation, warranty or covenant contained in this Agreement in any material respect.

9.02 Effect of Termination. If this Agreement is terminated pursuant to Section 9.01 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party (other than that provided for in Section 11.09) to any other Party.

10. Indemnification.

10.01 Imperial Indemnity. If the Closing takes place, then effective from and after the Closing, Imperial agrees to indemnify, defend and hold harmless the e-biofuels Shareholders and e-biofuels and its directors, officers, employees, agents and representatives (the “E-biofuels Group”) from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees, but excluding any amounts reimbursed from third party insurance) (collectively, “Losses”) that are attributable to a breach by Imperial of its representations, warranties, covenants and agreements hereunder.

10.02 E-biofuels Indemnity. If the Closing takes place, then effective from and after the Closing, e-biofuels and the e-biofuels Shareholders agree to indemnify, defend and hold harmless Imperial and its subsidiaries and the directors, officers, employees, agents and representatives of each of them (the “Imperial Group”) from and against any and all Losses that are attributable to a breach by
e-biofuels or the e-biofuels Shareholders of their representations, warranties, covenants and agreements hereunder.

10.03 Notice of Claim for Indemnification. Each Party hereunder agrees that upon its discovery of facts giving rise to a claim for indemnity or breach of representation or warranty under the provisions of this Agreement, including, but not limited to, receipt by it of notice of any demand, assertion, action or proceeding, judicial or otherwise, by any third person with respect to any matter to which it believes itself to be entitled to indemnity under the provisions of this Agreement, it shall give prompt notice thereof in writing to the indemnifying Party, together with a statement of such information regarding any of the foregoing as it shall then have. Such notice shall include a formal demand for indemnification under this Agreement. The Party claiming indemnification must provide any such notice within one (1) year of Closing with respect to all claims under Section 10.01 or Section 10.02, otherwise all indemnifications with respect to all claims under Section 9.01(a) or Section 9.02(a) shall terminate and expire. The indemnified Party shall afford the indemnifying Party a reasonable opportunity to pay, settle or contest the claim at the indemnifying Party’s expense.

10.04 Waiver of Certain Damages. Each of the Parties expressly waives and releases, on its own behalf and on behalf of its affiliates to waive and release, incidental, indirect, special, consequential (including, without limitation, lost profits or other consequential or business interruption damages or any other damages not measured by actual damages), multiple, statutory, punitive or exemplary damages with respect to any dispute arising under, related to, or in connection with this Agreement, breach hereof or the transaction contemplated hereby. This limitation on damages shall survive the Closing and the termination or extinction of this Agreement without time limit.

10.05 Exclusive Remedy. If Closing occurs, the indemnity obligations set forth in this Agreement shall be the exclusive remedies for the Parties for the breach of any representation, warranty or covenant set forth in this Agreement or any claim arising out of, resulting from or related to the transaction contemplated hereby, and each Party hereby releases, waives and discharges, and covenants not to sue (and shall cause its affiliates to release, waive, discharge and covenant not to sue) with respect to, any cause of action not expressly provided for in this Agreement, including claims under state or federal securities laws and claims available at common law, in equity or by statute.

10.06 Extent of Indemnification. The indemnification provisions provided for in this Agreement shall be applicable whether or not the losses, costs, expenses and damages in question arose solely or in part from the active, passive or concurrent negligence of any indemnified Party; but the provisions shall exclude willful misconduct and gross negligence of any such indemnified Party.

10.07 Survival of Indemnification Obligations. The indemnification obligations provided for in this Section 10 of this Agreement shall survive for a period of one (1) year following the Closing Date.

11. Miscellaneous.

11.01 Governing Law. This Agreement and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of Indiana.

11.02 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered mail or certified mail, postage prepaid if addressed as follows:

To:	Imperial

Imperial Petroleum, Inc.
PO Box 1006
Evansville, IN 47706
Attention: Mr. Jeffrey T. Wilson,
President

To:	e-biofuels

E-biofuels, LLC.
710 Norfleet Drive
Middletown, IN 47356
Attention: Mr. Craig Ducey
Managing Partner

11.03 No Assignment. This Agreement may not be assigned by any Party or by operation of law or otherwise and, in the event of an attempted assignment, this Agreement shall terminate.

11.04 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

11.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. For the purpose of this Agreement, the Parties hereto agree that a facsimile copy shall have the same effect as an original signature.

11.06 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

11.07 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Imperial and e-biofuels and the e-biofuels Shareholders. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

11.08 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

11.09 Brokers & Expenses. Except as otherwise expressly provided herein, each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Each Party hereto shall be responsible for broker or similar fees arising with respect to brokers retained or engaged by such Party and shall indemnify the other Party against such fees in connection with the transactions contemplated herein. This indemnification obligation shall survive for a period of five (5) years following the Closing Date.

11.10 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated there under, unless the context requires otherwise. The word “including” shall mean including without limitation. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.

Imperial Petroleum, Inc. “Imperial”

By:	/s/ Mr. Jeffrey T. Wilson
Mr. Jeffrey T. Wilson
President

e-biofuels, LLC “e-biofuels”

By:	/s/ Mr. Craig Ducey
Mr. Craig Ducey
Managing Partner

e-biofuels Shareholders

By:	/s/ Mr. Craig Ducey
Mr. Craig Ducey

By:	/s/ Mr. Craig Ducey
Mr. Chad Ducey

By:	/s/ Mr. Brian Carmichael
Mr. Brian Carmichael

By:	/s/ Mr. Brian Carmichael
Mr. Bruce Carmichael

Exhibit “A”

e-biofuels Shareholders

Attached to and made a part of that certain Stock Purchase Agreement

dated February     , 2010 by and between

Imperial Petroleum, Inc., (“Imperial”), and e-biofuels LLC (“e-biofuels”)

and the e-biofuels Shareholders (“e-biofuels Shareholders”)

Name	Number of Shares	Percent of Ownership
Mr. Craig Ducey

Mr. Chad Ducey

Mr. Brian Carmichael

Mr. Bruce Carmichael

Exhibit “B”

Convertible Promissory Note

Attached to and made a part of that certain Stock Purchase Agreement

dated February     , 2010 by and between

Imperial Petroleum, Inc., (“Imperial”), and e-biofuels LLC (“e-biofuels”)

and the e-biofuels Shareholders (“e-biofuels Shareholders”)

Exhibit “C”

Assignment, Conveyance and Bill of Sale

Attached to and made a part of that certain Stock Purchase Agreement

dated February     , 2010 by and between

Imperial Petroleum, Inc., (“Imperial”), and e-biofuels LLC (“e-biofuels”)

and the e-biofuels Shareholders (“e-biofuels Shareholders”)

Exhibit “D”

Disclosure Schedule of e-biofuels LLC and e-biofuels Shareholders

Attached to and made a part of that certain Stock Purchase Agreement

dated February     , 2010 by and between

Imperial Petroleum, Inc., (“Imperial”), and e-biofuels LLC (“e-biofuels”)

and the e-biofuels Shareholders (“e-biofuels Shareholders”)